UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2021

MEDALLION FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37747

(Commission File Number)

04-3291176

(IRS Employer Identification No.)

437 Madison Avenue

New York, New York 10022

(Address of principal executive offices) (Zip code)

(212) 328-2100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MFIN	NASDAQ Global Select Market
9.000% Senior Notes due 2021	MFINL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 26, 2021, Medallion Financial Corp. (the “Company”) entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with certain institutional investors relating to the private placement of $25.0 million aggregate principal amount of its 7.25% Senior Notes due 2026 (the “Notes”). The Notes mature on February 26, 2026 and bear a fixed interest rate of 7.25% per year. This transaction is in addition to the private placement of other notes aggregating $39.1 million principal amount in December 2020 and February 2021. The private placement of the Notes was exempt from registration under the Securities Act of 1933, as amended.

Interest payments on the Notes are payable semiannually on March 1 and September 1 of each year, commencing on September 1, 2021. The Notes are unsecured and unsubordinated obligations of the Company, ranking pari passu with the Company’s existing and future unsecured and unsubordinated indebtedness. The net proceeds from the sale of the Notes, together with that of the Company’s other recent private placements, will be used for general corporate purposes, including the repayment of the Company’s existing 9% senior notes maturing in April 2021.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the form of Note Purchase Agreement, including the form of Notes attached thereto, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure set forth under Item 1.01 above, which is incorporated herein by reference.

Item 8.01. Other Events.

On March 1, 2021, the Company issued a press release announcing the Note Purchase Agreement and the Notes issued thereunder. The press release is attached as Exhibit 99.1 hereto and is incorporated in this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

4.1	Form of Note Purchase Agreement, including the form of Note attached thereto.

99.1	Press Release, dated March 1, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2021

MEDALLION FINANCIAL CORP.

By:	/s/ Larry D. Hall
Name: Larry D. Hall
Title: Chief Financial Officer